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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 July 1, 1996
                Date of Report (Date of earliest event reported)

                        Commission File Number: 0-19281

                              THE AES CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)

                                   54-1163725
                       (IRS Employer Identification No.)

                             1001 North 19th Street
                           Arlington, Virginia 22209
                    (Address of principal executive office)

                        Telephone Number (703) 522-1315
              (Registrant's telephone number, including area code)
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Item 5.  Other Matters

In connection with the registration by The AES Corporation (the "Company") of up to $250,000,000 of Debt Securities (Registration Statement No. 333-01286 and Registration Statement No. 333-07041), the Company is hereby filing with the Commission, the First Supplemental Indenture dated as of July 1, 1996, relating to the Company's 10-1/4% Senior Subordinated Notes due 2006, entered into with The First National Bank of Chicago. Reference is made to the First Supplemental Indenture, a copy of which is filed herewith as exhibit 4.1(c), for the terms and conditions thereof.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

c(i)     Exhibits.


         4.1(c) First Supplemental Indenture dated as of July 1, 1996 (Supplemental to Indenture dated as of July 1, 1996) 10 1/4 Senior Subordinated Notes Due 2006, between the Company and the First National Bank of Chicago as Trustee.
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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


The AES Corporation
(Registrant)



BY:      WILLIAM R. LURASCHI
         WILLIAM R. LURASCHI
         GENERAL COUNSEL AND SECRETARY

Dated:  July 1, 1996





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EXHIBIT INDEX


EXHIBIT NO.      DESCRIPTION

4.1(c) First Supplemental Indenture dated as of July 1, 1996 (Supplemental to Indenture dated as of July 1, 1996) 10 1/4 Senior Subordinated Notes Due 2006, between the Company and the First National Bank of Chicago as Trustee.